UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 17, 2007
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                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   000-51243                   85-0453611
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(State or Other Jurisdiction) (Commission File Number)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                  88201
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     (b) On January 17, 2007, Director Larry L. Sheffield resigned from the boards of directors of First Federal Banc of the Southwest, Inc. and First Federal Bank, effective immediately.

Item 9.01.  Financial Statements and Exhibits

     None.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL BANC OF THE SOUTHWEST, INC.


DATE:  January 23, 2007            By: /s/ George A. Rosenbaum, Jr.
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                                       George A. Rosenbaum, Jr.
                                       Chief Financial Officer